UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 14, 2014

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 14, 2014, CNB Financial Corporation (NASDAQ: CCNE), the parent company of CNB Bank, issued a press release describing its results of operations for the fiscal quarter ended March 31, 2014. That press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(d) Not applicable.

(d) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of CNB Financial Corporation dated April 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corporation

Date: April 15, 2014	By:	/s/ Brian W. Wingard
Brian W. Wingard
Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press release of CNB Financial Corporation dated April 14, 2014